EXHIBIT 99.3

Acquisition of Alarion Financial Services, Inc.

April 22, 2014


Heritage
FINANCIAL GROUP, INC.

Cautionary Statements

This presentation contains forward-looking statements about future financial performance, business plans and strategies of Heritage Financial Group, Inc. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents that the Company files with the Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Transaction Rationale

Strategic Rationale

- Strengthens presence in North Central Florida markets
- Expands mortgage business while adding SBA lending capabilities
- Significant market overlap results in cost savings

Compelling Financial Attributes

- > 15% accretive to 2015 EPS
- Manageable TBV dilution of ~6% earned back in ~3.5 years
- Attractive IRR of > 20%

Low Risk Profile

- In-market transaction with familiar franchise
- Comprehensive due diligence completed
- Management team with conversion and integration experience

Heritage FINANCIAL GROUP, INC.

Overview of Pro Forma Franchise

Pro Forma Highlights (1)

Assets:	$1,696.9
Gross Loans (Excl. HFS):	$1,009.6
Deposits:	$1,367.3
Branches:	33

- Expands presence in North Central Florida
- 1 Alarion branch within 1 mile of an HBOS branch

Combined Branch Map



Cullman
Gadsden
Rome
Gainesville
Greenwood
Athens
Marietta
Sandy Springs
Atlanta
Johnston
Anniston
Birmingham
Carrollton
Martinez
Augusta
Peachtree City
Griffin
Eatonton
Grange
Sandersville
Allendale
Macon
Thomaston
Jemison
Opelika
Warner Robins
Columbus
Selma
Montgomery
Vidalia
Americus
Greenville
Troy
Eufaula
Lumber City
Hinesville
Tifton
Douglas
Jesup
Enterprise
Dothan
Brewton
Waycross
Brunswick
Crestview
Marianna
Thomasville
Kingsland
Pensacola
Fort Walton Beach
Tallahassee
Jacksonville
Live Oak
Panama City
Perry
Apalachicola
Cross City
Beverly Hills
Spring Hill
Pine Hills
Orlando
Sanford
Clearwater
Tampa
Lakeland
HBOS (27 branches)
Alarion (6 branches)

(1) Data as of 3/31/14; excludes purchase accounting adjustments; dollars in millions

Strengthens Market Presence

Deposit Market Share

Gainesville, FL MSA

2013 Rank	Institution	Branches	Deposits in Market ($MM)	Market Share (%)
1	Wells Fargo & Co.	9	753.3	21.83
2	Bank of America Corp.	6	719.5	20.85
3	BBVA	4	336.2	9.74
4	SunTrust Banks Inc.	5	331.8	9.61
5	Mrchnt & Sthrn Banks of FL Inc	9	256.9	7.44
6	Toronto-Dominion Bank	2	219.3	6.36
7	Capital City Bank Group Inc.	10	199.5	5.78
8	OGS Investments Inc.	4	158.3	4.59
9	**Alarion Financial Services**	**3**	**125.8**	**3.65**
10	Regions Financial Corp.	3	65.0	1.88
11	PNC Financial Services Group	4	56.8	1.64
12	Gateway Finl Hldgs of FL Inc.	2	55.1	1.60
13	Ameris Bancorp	1	48.7	1.41
14	Florida Capital Group Inc.	1	47.5	1.38
15	Perry Banking Co.	1	30.3	0.88
	Market Total	***69***	***3,451.3***	***100.00***

Ocala, FL MSA

2013 Rank	Institution	Branches	Deposits in Market ($MM)	Market Share (%)
1	SunTrust Banks Inc.	14	949.5	18.33
2	Regions Financial Corp.	12	940.9	18.16
3	Wells Fargo & Co.	11	786.5	15.18
4	Bank of America Corp.	9	662.9	12.80
5	Florida Community Bkshs Inc.	7	440.6	8.50
6	Toronto-Dominion Bank	1	186.0	3.59
7	CenterState Banks	6	178.9	3.45
8	**Pro Forma**	**5**	**177.7**	**3.43**
8	BBVA	3	163.8	3.16
9	BB&T Corp.	4	140.8	2.72
10	**Alarion Financial Services**	**3**	**120.1**	**2.32**
11	Villages Bancorp. Inc.	1	99.0	1.91
12	Gateway Finl Hldgs of FL Inc.	1	93.9	1.81
13	First Avenue National Bank	2	82.3	1.59
14	OGS Investments Inc.	5	72.7	1.40
15	Bank of the Ozarks Inc.	1	61.7	1.19
16	**Heritage Financial Group**	**2**	**57.6**	**1.11**
	Market Total	***90***	***5,181.1***	***100.00***

Note: Data as of 6/30/13

Source: SNL Financial

Heritage FINANCIAL GROUP, INC.

Strengthens Market Presence

Mortgage Market Share

Gainesville, FL MSA

2012 Rank	Institution	2012 Funded Loans ($MM)	2012 Funded Loans (Actual)	2012 Market Share (%)
1	Wells Fargo Bank NA	159.7	859	17.58
2	**Alarion Bank**	**65.2**	**368**	**7.17**
3	Bank of America NA	56.8	336	6.25
4	SunTrust Mortgage Inc.	54.4	259	5.99
5	Campus USA Credit Union	43.5	469	4.79
6	JPMorgan Chase Bank NA	38.1	278	4.20
7	Quicken Loans Inc.	34.9	201	3.84
8	Compass Bank	30.8	118	3.39
9	Citibank NA	25.9	174	2.85
10	First Federal Bank of Florida	22.2	146	2.44
11	Synovus Bank	22.0	1	2.42
12	HomeBanc NA	21.0	141	2.32
13	FBC Mortgage LLC	20.0	103	2.20
14	PHH Mortgage Corp.	19.8	112	2.17
15	ResMac Inc.	18.2	111	2.00
	Market Total	***908.4***	***5,255***	***100.00***

Ocala, FL MSA

2012 Rank	Institution	2012 Funded Loans ($MM)	2012 Funded Loans (Actual)	2012 Market Share (%)
1	Wells Fargo Bank NA	117.9	924	13.06
2	Quicken Loans Inc.	66.5	439	7.36
3	SunTrust Mortgage Inc.	64.8	507	7.17
4	Regions Bank	62.4	405	6.91
5	JPMorgan Chase Bank NA	54.3	463	6.02
6	Bank of America NA	53.5	414	5.92
7	Branch Banking & Trust Co.	43.2	345	4.79
8	Citibank NA	38.6	309	4.28
9	**Pro Forma**	**35.8**	**293**	**3.96**
9	**Alarion Bank**	**28.5**	**245**	**3.16**
10	Ctzns First Wholesale Mrtg Co.	22.6	184	2.50
11	Flagstar Bank FSB	22.3	136	2.47
12	Inlanta Mortgage Inc.	12.9	131	1.43
13	Network Funding LP.	12.5	113	1.38
14	Campus USA Credit Union	10.8	135	1.20
15	Ally Bank	10.6	74	1.18
25	**Heritage Bank of the South**	**7.2**	**48**	**0.80**
	Market Total	***902.8***	***6,915***	***100.00***

Note: Data as of 12/31/12

Source: SNL Financial

Transaction Terms

Acquiror:	Heritage Financial Group, Inc. (NASDAQ: HBOS)
Target:	Alarion Financial Services, Inc. (OTCQB: ARFS)
Transaction Value [1]:	$22.1 million
Consideration:	100% Stock
Fixed Exchange Ratio:	0.4400 shares of HBOS common stock for each share of Alarion common stock
Price Per Share [1]:	$8.39 / share
Price / Tangible Book [2]:	120% of TBV
Alarion Preferred Equity:	Jacobs Asset Management ("JAM") will convert $3.5 million of its investment in Alarion auctioned preferred stock into HBOS common stock in conjunction with transaction Remaining preferred equity will be redeemed in conjunction with transaction close
Required Approvals:	Customary regulatory approval and Alarion shareholders
Expected Closing:	Q3 of 2014

(1) Based on HBOS stock price of $19.07 per share as of 4/21/14 and a fixed exchange ratio of 0.4400

(2) Based on Alarion 3/31/14 stated TBVPS of $6.99

Heritage Financial Group, Inc.

Transaction Assumptions

Cost Savings:	30% cost savings fully phased-in; 75% recognized in 2014, 100.0% thereafter ~$3.5 million in pre-tax savings in 2015
Merger-Related Expenses:	$2.85 million in pre-tax merger-related expenses
Credit Mark:	Aggregate gross credit mark of $10.3 million, or 4.9% Gross credit mark to loans of $9.6 million, or 4.6% Gross credit mark to OREO of $758 thousand, or 27.0%
Revenue Synergies:	None assumed in modeling, however significant opportunities exist
Core Deposit Intangible:	1.00% of transaction accounts

Financial Impact

- TBV earnback of ~3.5 years
- > 15% accretive to 2015 EPS
  - Assumes 30% cost savings fully realized in 2015
- Compelling IRR of > 20%

Capital Impact

	Current (12/31/13)	Pro Forma At Close (1)
TCE / TA:	8.8%	~8.8%
Tier 1 Leverage Ratio:	9.5%	~9.3%
Tier 1 RBC Ratio:	13.5%	~12.5%
Total RBC Ratio:	14.5%	~13.3%

(1) Pro forma for closure of acquisition and $3.5 million conversion of Alarion auctioned preferred stock

Heritage FINANCIAL GROUP, INC.

Credit Due Diligence

Diligence Highlights

- Comprehensive credit due diligence process to review Alarion's loan and OREO portfolios
- 198 credit files reviewed represents 52% of Alarion's portfolio
- Reviewed all loans with balances > $550,000
- Reviewed all OREO properties
- Reviewed all criticized and classified loans
- Reviewed all past due loans and most loans with poor payment history
- Heavily sampled demand, interest only and single payment loans
- Reviewed participation and SBA loans
- ***Gross credit mark of 5.0% or $10.3 million***
- ***~$12.5 million of loans downgraded to substandard***

Credit Adjustments

	12/31/13 Balance [1] ($MM)	Est. Mark ($MM)	Est. Mark (%)	Fair Value ($MM)
Pass	$72.3	$1.0	1.41%	$71.3
Special Mention	$9.6	$0.4	4.24%	$9.2
Substandard	$20.2	$5.4	26.79%	$14.8
Not Reviewed	$93.9	$2.8	2.94%	$91.2
Total Loans	**$196.0**	**$9.6**	**4.89%**	**$186.4**
OREO	**$2.9**	**$0.8**	**25.94%**	**$2.2**

Net Charge-Offs Since 12/31/07	$16.8
Additional Credit Mark	$10.3
Total Cum. Losses (Incl. Mark) Since 12/31/07	$27.2
Total Cum. Losses (Incl. Mark) as % of 12/31/07 Loans	16.3%

(1) Post-HBOS downgrades

Heritage FINANCIAL GROUP, INC.

Conclusion

- Complements existing franchise
- Compelling financial attributes for shareholders
- Disciplined acquiror with a strong track record
- Low risk transaction with a familiar firm

Appendix


Heritage
FINANCIAL GROUP, INC.

Profile of Alarion

Alarion Financial Highlights (1)

Headquarters:	Ocala, FL
Year Established:	2005
Branches:	6
Assets:	$283.4
Deposits:	$240.6
Gross Loans (Excl. HFS):	$199.6
Common Equity:	$18.4
Preferred Equity:	$6.8

Alarion Loan Composition (2)



Other 4.6%
Consumer 1.2%
C&I 9.5%
1-4 Family 34.4%
Other CRE 22.0%
Owner-Occupied CRE 13.7%
C&D 10.7%
HELOC 3.9%

Pro Forma Footprint



Alachua
Keystone Heights
Newberry
Gainesville
Trenton
Interlachen
Palatka
Hawthorne
Satsuma
Archer
Chiefland
Bronson
Crescent
Williston
Anthony
Fellowship
Ocala National Forest
Ocala
Silver Springs Shores
HBOS
Alarion

Alarion Deposit Composition (2)



Transaction Accounts 23.5%
Retail Time 41.0%
MMDA, Savings 32.6%
Jumbo Time 2.9%

(1) Data as of 3/31/14; dollars in millions

(2) Data as of 12/31/13; data at bank-level

Source: SNL Financial

Pro Forma Loan Composition

HBOS


Other
7.2%
C&I
10.2%
Consumer
3.0%
Other CRE
13.6%
1-4 Family
36.7%
Owner-
Occupied CRE
17.9%
C&D
7.4%
HELOC
4.0%

Loan Composition	Bal. ($MM)	%
1-4 Family	$334.0	36.7%
HELOC	$36.4	4.0%
C&D	$67.0	7.4%
Owner-Occupied CRE	$162.3	17.9%
Other CRE	$123.6	13.6%
Consumer	$27.5	3.0%
C&I	$93.0	10.2%
Other	$65.6	7.2%
Total Gross Loans	$ 909.4	100.0%

Alarion (1)


Consumer
1.2%
C&I
9.5%
Other
4.6%
1-4 Family
34.4%
Other CRE
22.0%
Owner
Occupied CRE
13.7%
C&D
10.7%
HELOC
3.9%

Loan Composition	Bal. ($ MM)	%
1-4 Family	$72.3	34.4%
HELOC	$8.3	3.9%
C&D	$22.4	10.7%
Owner-Occupied CRE	$28.7	13.7%
Other CRE	$46.1	22.0%
Consumer	$2.5	1.2%
C&I	$20.0	9.5%
Other	$9.7	4.6%
Total Gross Loans	$ 210.1	100.0%

Pro Forma


Other
6.7%
C&I
10.1%
Consumer
2.7%
1-4 Family
36.3%
Other CRE
15.2%
Owner-
Occupied CRE
17.1%
C&D
8.0%
HELOC
4.0%

Loan Composition	Bal. ($ MM)	%
1-4 Family	$406.4	36.3%
HELOC	$44.6	4.0%
C&D	$89.4	8.0%
Owner-Occupied CRE	$191.0	17.1%
Other CRE	$169.7	15.2%
Consumer	$30.0	2.7%
C&I	$113.0	10.1%
Other	$75.3	6.7%
Total Gross Loans	$1,119.5	100.0%

Note: Data as of 12/31/13; does not reflect purchase accounting adjustments

(1) Data at bank-level

Source: SNL Financial

Pro Forma Deposit Composition

HBOS



Retail Time
14.7%
Transaction Accounts
29.8%
Jumbo Time
21.2%
MMDA, Savings
34.2%

Deposit Composition	Bal. ($MM)	%
Transaction Accounts	$321.1	29.8%
MMDA, Savings	$368.4	34.2%
Jumbo Time	$228.4	21.2%
Retail Time	$158.6	14.7%
Total Deposits	$1,076.4	100.0%

Alarion (1)



Transaction Accounts
23.5%
Retail Time
41.0%
MMDA, Savings
32.6%
Jumbo Time
2.9%

Deposit Composition	Bal. ($MM)	%
Transaction Accounts	$54.2	23.5%
MMDA, Savings	$75.0	32.6%
Jumbo Time	$6.7	2.9%
Retail Time	$94.5	41.0%
Total Deposits	$230.3	100.0%

Pro Forma



Retail Time
19.4%
Transaction Accounts
28.7%
Jumbo Time
18.0%
MMDA, Savings
33.9%

Deposit Composition	Bal. ($MM)	%
Transaction Accounts	$375.3	28.7%
MMDA, Savings	$443.4	33.9%
Jumbo Time	$235.1	18.0%
Retail Time	$253.0	19.4%
Total Deposits	$1,306.8	100.0%

Note: Data as of 12/31/13; does not reflect purchase accounting adjustments

(1) Data at bank-level

Source: SNL Financial

Heritage FINANCIAL GROUP, INC.

Investor Contacts

O. Leonard Dorminey

President & Chief Executive Officer

T. Heath Fountain

Executive Vice President & Chief Financial Officer

Heritage Financial Group, Inc.

HeritageBank of the South

721 North Westover Blvd.

Albany, GA 31707

(229) 420-0000

Heritage FINANCIAL GROUP, INC.